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                                       GUARANTEE
MODIFICATION AGREEMENT

     GUARANTEE MODIFICATION AGREEMENT (this
"AGREEMENT") dated as of the 28th day of September, 1995, by and among DANIBL R. HATY, an individual having an address c/o Columbia Pacific
Management, Inc., 2003 Western Avenue, Suite 660,
Seattle, Washington 98121 ("GUARANTOR" ) and
NOMURA ASBBT CAPITAL CORPORATION (as assignee from
Health Care Asset Trust ("HCAT")), a Delaware corporation, at its principal place of business at 2 World Financial Center, Building B, New York,
New York 10281-1198 ( "LENDER" ).


WITNESSETH:

     WHEREAS, HCAT has heretofore made a loan (the
"LOAN") to Emeritus Corporation (formerly known as
Assisted Living of America, Inc. and referred to herein as the "BORROWER") in an amount of $3,300,000 with respect to an assisted living facility located at 2935 North l8th Place, Phoenix, Arizona (the "TRUST PROPERTY" );

     WHEREAS, the Loan has been previously
assigned by HCAT to Lender ;

     WHEREAS, Lender and Borrower have agreed to amend the terms of the Loan pursuant to the terms of those certain Amended and Restated Note (the
"AMENDED NOTE") and Deed of Trust Modification
Agreement, both dated of even date herewith, together with certain other documents and certificates related thereto (all of the foregoing documents being collectively, the "MODIFICATION
AGREEMENTS") among Borrower and Lender.

     WHEREAS, Guarantor has heretofore executed and delivered to HCAT that certain Guarantee
Agreement dated as of June 6, 1994 in connection with the Loan (the "GUARANTEE") which has been assigned by HCAT to Lender.

     WHEREAS, as an inducement to Lender to
consummate such modification of the Loan, Guarantor has agreed to enter into this Agreement.

     NOW, THREFORE, in consideration of the
premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     Section l. MODIFICNTION OF GUARANTY. The
Guarantee is hereby modified as follows:

     (a) The term "Note" as used in the Guarantee is modified to mean the Amended Note and the term
"Loan Documents" as used in the Guarantee is modified to mean the Loan Documents (as defined in the Amended Note), including the Modification
Agreements.

     Section 2. GUARANTOR CONSENT. Guarantor
hereby consents to the modifications and other transactions contemplated by the Modification
Agreements and waives any defense to his obligations under the Guarantee based upon or arising out of the Modification Agreements.



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     Section 3.  REAFFIRMATION OF GUARNATEE.

     (a) The Guarantee, as modified hereby, is ratified and confirmed in its entirety, and all of Guarantor's agreements, covenants warranties and representations contained therein are hereby ratified and confirmed as if set forth fully herein on the date hereof.

     (b) Guarantor hereby represents and warrants to Lender that the Guarantee, as modified hereby, is in full force and effect, and that there exist no offset, counterclaim or defenses to the obligations of Guarantor under the Guarantee, as modified hereby.

     Section 4.  MISCELLANEOUS.

     (a) This Agreement shall be binding upon the parties hereto and their respective successors, assign, heirs and legal representatives.

     (b) This Agreement may not be modified or discharged orally, nor may any waiver or consent be given orally, and every such modification, discharge, waiver or consent shall be in writing and signed by the person against which enforcement hereof is sought.

     (c) THIS AGREEMENT SHALL BE GOVERNED BY THE
LAWS OF THE STATE IN WHICH THE TRUST PROPERTY IS
LOCATED.

     IN WITNESS WHEREOF, this Agreement has been duly executed by each of the parties hereto.


/s/  Daniel R. Baty

--------------------------------------

DANIEL R. BATY, Guarantor

                        /s/  Chris Tierney

---------------------------------------

CHRIS TIERNEY, Vice President


     This is to certify that this Agreement was executed in my presence on September 22, 1995 by Daniel R. Baty, whose signature appears above in the capacity indicated.

                       /s/ Catherine L. Pasquan
                                                 -
--------------------------------

     Notary Public


My commission expires:

March 30, 1999

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     This is to certify that this Agreement was
executed in my presence on September 27, 1995 by Chris Tierney, whose signature appears above in the capacity indicated.


     /s/ Cullen Caughron
                                                 -
--------------------------------

     Notary Public


My commission expires:

January 30, 1997

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